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                                                                  Exhibit 10.6.3

                    LIMITED GUARANTY AND INDEMNITY AGREEMENT

      THIS LIMITED GUARANTY AND INDEMNITY AGREEMENT (this "Agreement"), made effective as of the 8th day of December 1998, by LODGIAN, INC., a Delaware corporation, with a principal place of business at Two Live Oak Center, 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 ("Guarantor"), to and for the benefit of BANC ONE CAPITAL FUNDING CORPORATION, an Ohio corporation, having an office at 150 East Gay Street, 24th Floor, Columbus, Ohio 43215 ("Lender")

                                    RECITALS:

      A. Lender and Lodgian AMI, Inc., a Maryland corporation ("Borrower"), have entered into a Loan Agreement of even date herewith (as the same may be amended from time to time, the "Loan Agreement") pursuant to which Lender has agreed to make a loan to Borrower in the amount of up to $15,740,722 (the "Loan"), which Loan is evidenced by that certain Promissory Note of even date herewith in the principal amount of $13,851,835 (the "Primary Note") and that certain Promissory Note of even date herewith in the principal amount of $1,888,887 (the "Additional Note," and together with the Primary Note, the "Note"). The Loan is secured by, inter alia, that certain Purchase Money Leasehold Deed of Trust and Security Agreement of even date herewith from Borrower to Lender encumbering Borrower's property commonly known as Holiday Inn International Airport, located at 890 Elkridge Landing Road, Linthicum Heights, Maryland 21090 (the "Mortgage") (the Note, the Loan Agreement, the Mortgage and every other document, instrument and agreement evidencing or securing the Loan are hereinafter sometimes collectively referred to as the "Loan Documents");

      B. Borrower is a direct or indirect subsidiary of Guarantor;

      C. Guarantor will directly benefit from the making of the Loan to Borrower; and

      D. Lender is unwilling to make the Loan without the execution and delivery of this Agreement by Guarantor;

      NOW, THEREFORE, to induce Lender to make the Loan and in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, intending to be legally bound hereby, jointly and severally,

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agree as follows:

      1. Liabilities.

            (a) Notwithstanding any provision contained in the Note, the Loan Agreement, the Mortgage or any other Loan Document to the contrary, Guarantor hereby absolutely, primarily, unconditionally and irrevocably guarantees to Lender, its successors and assigns, (i) the full, prompt and complete payment and performance of all principal, interest, charges, fees and other monetary obligations of Borrower under the Primary Note, provided, however, that upon Renovation Completion and so long as no Event of Default then exists, such obligation shall terminate and become null and void, and (ii) the full, prompt and complete payment and performance of the Guaranteed Principal Amount (as hereinafter defined) together with all interest, charges, fees and other monetary obligations of Borrower under the Additional Note, and (iii) the full, prompt and complete payment and performance of all obligations and liabilities of Borrower arising under Section 8.19 (c) and (d) of the Loan Agreement and Sections 2.10 and 4.13 of the Mortgage (all of which obligations and liabilities are collectively hereinafter referred to as the "Liabilities"). The Guaranteed Principal Amount shall mean the outstanding principal amount of the Primary Note up to a maximum principal amount of Thirteen Million Three Hundred Fifty One Thousand Eight Hundred and Thirty Five Dollars ($13,351,835). All terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

            (b) The validity of this Agreement and the obligations of Guarantor hereunder shall in no way be terminated, abated, affected or impaired by the happening from time to time of any event or condition, including, without limitation, any of the following: (i) the assertion or non-assertion by Lender of any of the rights or remedies available to Lender pursuant to the provisions of the Loan Documents or pursuant to any applicable statutes; (ii) the waiver by Lender of, or the failure of Lender to enforce, or the lack of diligence by Lender in connection with, the enforcement of any of its rights or remedies under the Loan Documents; (iii) the granting by Lender of any indulgence or extension of time; (iv) the exercise by Lender of any so-called self-help remedies; (v) any other act, omission or conditions which might in any manner or to any extent vary the risk to Guarantor or might otherwise operate as a discharge or release of the Guarantor under applicable law; (vi) the invalidity or unenforceability of all or any portion or provision of the Note; (vii) any release or discharge of or accord and satisfaction with Borrower or any other person or entity, by variation of the terms of the Note or otherwise; (viii) the impairment, modification, change, release, discharge or limitation of the liability of Borrower or the Guarantor or any of their estates in bankruptcy, resulting from or pursuant to the application of the bankruptcy or insolvency laws of or any decision of any court of the United States or any state thereof;
(ix) any present or future law or order of any government (de jure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect the Liabilities or to vary any terms of payment, satisfaction or discharge thereof;
(x) the waiver, compromise, settlement,

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release, extension,  amendment, change, modification or termination of the terms of the Liabilities or any or all of the obligations, covenants or agreements of Borrower under the Loan Documents (except by satisfaction in full of all Liabilities) or of the Guarantor under this Agreement; (xi) the extension of the time for satisfaction, discharge or payment of the Liabilities or any part thereof owing or payable by Borrower under the Loan Documents or of the time for performance of any other obligations, covenants or agreements under or arising out of this Agreement or the extension or renewal of any thereof; (xii) the existence of any other guaranty of the Liabilities in favor of Lender, or the enforcement or attempted enforcement of such other guaranty; and (xiii) any event or action that would in the absence of this paragraph result in the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Agreement or any other agreement.

      2. Waivers. The Guarantor hereby waives all notice of any default in the payment of or non-performance of any Liabilities, all protest, demands, notices or presentments of any kind, notice of any acceptance of this Agreement and all matters and rights which may be raised in avoidance of, or in defense against, any action to enforce the obligations of the Guarantor hereunder; provided, however, that nothing herein shall waive the Guarantor's right to assert payment or performance of any Liabilities as a defense to a claim relating to such Liabilities under this Agreement, to the extent of such payment or performance. The Guarantor hereby waives any and all suretyship defenses or defenses in the nature thereof without in any manner limiting any other provisions of this Agreement. Notwithstanding anything to the contrary contained herein, the Guarantor hereby irrevocably waives all rights the Guarantor may have at law or in equity, including, without limitation, any law subrogating the Guarantor to the rights of Lender, to seek contribution, indemnification or any other form of reimbursement from Borrower and any other person now or hereafter primarily or secondarily liable for any obligations of Borrower to Lender, including without limitation, the Liabilities, for any payment or performance made by the Guarantor under or in connection with this Agreement, unless and until irrevocable payment in full of the Note has been received by Lender.

      3. Primary Liability.

            (a) The Guarantor's liability under this Agreement shall be primary, and with respect to any right of action which shall accrue to Lender relating to any Liabilities, Lender may at its sole option and without notice or demand, proceed directly against the Guarantor without having proceeded against Borrower or any other person or entity liable to any extent for any of the Liabilities or against the collateral under the Loan Documents. The Guarantor's liability hereunder shall continue without regard to whether or not Lender may have instituted or prosecuted or obtained or realized any judgment in any suit, action or proceeding or shall have exhausted any of its remedies or taken any steps to enforce any of its rights under or pursuant to the Loan Documents or at law or in equity, or otherwise, and without regard to any other condition or contingency, so long as any of the Liabilities remains unsatisfied to any extent. This

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Agreement  is an  agreement  of  payment  and  performance  and  not  merely  of collection.

            (b) Each default on any of the Liabilities shall give rise to a separate cause of action and separate suits may be brought hereunder as each cause of action arises or, at Lender's option, any or all causes of action which arise prior to or after any suit is commenced hereunder may be included in such suit.

      4. Representations. The Guarantor further represents to Lender, as an inducement to making the Loan, that there is not pending or threatened any litigation, arbitration, administrative or governmental proceeding against the Guarantor which would in any way prohibit or impede the adoption, execution, or performance of this Agreement by the Guarantor or which would affect any of the undertakings herein; that compliance by the Guarantor with the Guarantor's obligations under this Agreement has not resulted and will not result in the violation of this Agreement or any agreement or other instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor's assets are bound; that this Agreement and all actions contemplated to be taken by the Guarantor hereunder have been duly authorized; and that this Agreement and such actions and undertakings are valid and binding upon the Guarantor and enforceable against the Guarantor in accordance with their terms.

      5. Borrower's Actions. No encumbrance, assignment, leasing, subletting, sale or other transfer by Borrower of any of Borrower's assets shall operate to extinguish or diminish the liability of the Guarantor under this Agreement.

      6. Bankruptcy. If Borrower files a petition for reorganization, arrangement, composition or similar relief under any present or future provision of the Federal Bankruptcy Code, or if such a petition is filed against Borrower by any member or partner of Borrower, by Guarantor or by any person or entity affiliated with, related to or in which a beneficial interest is owned by such member or partner or Guarantor (each, a "Bankruptcy Event"), Guarantor shall, from and after the date of such filing, absolutely, primarily, unconditionally and irrevocably guarantee to Lender, its successors and assigns, the full, prompt and absolute payment, performance, observance and discharge of all of Borrower's obligations and liabilities arising under the Loan Documents, including the repayment of all principal and interest under the Note and the payment of all other sums payable by Borrower under the Loan Documents.

      7. No Reliance. The Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of failure to pay, perform or discharge any of the obligations and liabilities of Borrower which diligent inquiry would reveal, and Lender shall have no duty to advise the Guarantor of information known to Lender regarding such condition or any such circumstance.

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      8. Payment of Expenses.  The Guarantor  shall be responsible to Lender for all expenses (including reasonable attorneys' fees), incurred by Lender in enforcing any obligations of the Guarantor under this Agreement.

      9. Successors and Assigns. All references to Lender and Guarantor shall be deemed to include references to the successors and assigns of Lender and Guarantor.

      10. Governing Law. In all respects, including without limitation, matters of construction and performance of this Agreement and the obligations arising hereunder, this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Ohio applicable to contracts and obligations made and performed in such state and any applicable laws of the United States of America. Interpretation and construction of this Agreement shall be according to the contents hereof and without presumption or standard of construction in favor of or against Guarantor or Lender.

      11. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law; provided, however, all rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable under any applicable law.

      12. No Waiver. The waiver of any provision of this Agreement by Lender shall constitute a waiver of that provision on that occasion only, and shall not constitute a waiver of any other provision of this Agreement, or that provision with respect to any other occasion.

      13. Commercial Transaction.

            (a) TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY AND SECURED BY THE LOAN DOCUMENTS, GUARANTOR AGREES THAT THE SAID TRANSACTION IS COMMERCIAL AND NOT A CONSUMER TRANSACTION.

            (b) Each of the waivers set forth in this Agreement is made with knowledge of its significance and consequences, and under the circumstances the waivers are reasonable. If any of said waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the maximum extent permitted by law.

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      14. Jury Trial.  LENDER AND GUARANTOR HEREBY WAIVE THE RIGHT TO A TRIAL BY
JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY LENDER AND GUARANTOR, AND LENDER AND GUARANTOR ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF ANOTHER PARTY TO THIS AGREEMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. LENDER AND GUARANTOR FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF ALL WAIVERS CONTAINED HEREIN BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT LENDER AND GUARANTOR HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

      15. Consent to Jurisdiction. GUARANTOR HEREBY SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF OHIO FOR THE ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO OBJECT TO SUCH JURISDICTION FOR THE PURPOSES OF LITIGATION TO ENFORCE ANY PROVISION OF THIS AGREEMENT. GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF AND AGREES THAT ANY ACTION, SUIT OR PROCEEDING TO ENFORCE THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN THE STATE OF OHIO. GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH GUARANTOR HEREBY APPOINTS CT CORPORATION AS THEIR AGENT FOR SERVICE OF PROCESS. GUARANTOR HEREBY CONSENTS THAT SERVICE OF PROCESS IN ANY ACTION, SUIT OR PROCEEDING MAY BE MADE BY SERVICE UPON THE AFORESAID AGENT FOR SERVICE OF PROCESS, BY PERSONAL SERVICE UPON THE PARTY BEING SERVED, OR BY DELIVERY IN ACCORDANCE WITH THE NOTICE REQUIREMENTS OF SECTION 16 OF THIS AGREEMENT.

      16. Notices. Any notice which any party hereto may be required or may desire to give hereunder shall be delivered personally, or by overnight express courier, addressed in the case of Guarantor to:

                  Lodgian, Inc.
                  Two Live Oak Center
                  3445 Peachtree Road, NE
                  Suite 700

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                  Atlanta, Georgia 30326

         with a copy to:

                  Stearns, Weaver, Miller, Weissler,
                  Alhadeff & Sitterson, P.A.
                  Museum Tower
                  150 West Flagler Street
                  Miami, Florida 33130
                  Attention: Robert Weissler, Esq.

         in the case of Lender to:

                  Banc One Capital Funding Corporation
                  150 East Gay Street, 24th Floor
                  Columbus, Ohio 43215
                  Attention: Loan Servicing

         with a copy to:

                  Banc One Capital Markets, Inc.
                  150 East Gay Street, 24th Floor
                  Columbus, Ohio 43215
                  Attention:  Legal Department and Real Estate Group

or at such other addresses or to the attention of such other persons as may from time to time be designated by the party to be addressed by written notice to the other in the manner herein provided. Notices, demands and requests given in the manner aforesaid shall be deemed sufficiently served or given for all purposes hereunder when received or when delivery is refused or when the same are returned to sender for failure to be called for.

      17. Miscellaneous.

            (a) This Agreement may not be modified, altered or amended nor may any provision hereof or rights hereunder be waived, except by an instrument in writing signed by the person or entity against which such modification, alteration, amendment or waiver is sought to be enforced.

            (b) Except as provided in Section 6 above, this Agreement shall terminate upon the irrevocable payment by Borrower to Lender of all amounts evidenced by the Note and the other Loan Documents.

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      IN WITNESS WHEREOF,  the undersigned has caused this instrument to be duly executed as of the date first written above.

                                   GUARANTOR:

                                   LODGIAN, INC., a Delaware corporation


                                   By: /s/ Toni Jones
                                       -------------------------------
                                   Name:    Toni Jones
                                   Title:   Vice President